SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2011

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-154137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5199 N. Mingo Road

Tulsa, Oklahoma 74117

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (918) 488-0828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2011, at the 2011 Annual Meeting of Stockholders, the stockholders of Global Power Equipment Group Inc. (the “Company”) approved the Company’s 2011 Equity Incentive Plan (the “Plan”). A summary of the terms and conditions of the Plan is included on pages 15 through 24 of our definitive proxy statement for the 2011 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 7, 2011 (the “2011 Proxy Statement”), which summary is incorporated herein by reference. The descriptions set forth herein and in the 2011 Proxy Statement are summaries only and are qualified in their entirety by the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders was held on May 19, 2011 at 9:00 a.m. Eastern time in New York, New York. As described in the 2011 Proxy Statement, the following occurred:

•	The six nominees for director were elected;

•	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year 2011 was ratified;

•	The Company’s 2011 Equity Incentive Plan was approved;

•

A resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the 2011 Proxy Statement, was adopted; and

•	Stockholders selected, on an advisory basis, “one year” for the frequency of future advisory votes on the compensation of our named executive officers.

The votes were as follows:

Proposal 1 — Election of Directors:

	Number of Shares Voted For	Number of Shares Voted Withheld	Broker Non- Votes
David L. Keller	10,349,239	794,271	1,275,958
Charles Macaluso	10,030,291	1,113,219	1,275,958
Carl Bartoli	10,049,647	1,093,863	1,275,958
Terence J. Cryan	10,356,935	786,575	1,275,958
Eugene I. Davis	8,868,564	2,274,946	1,275,958
Frank E. Williams, Jr.	10,375,405	768,105	1,275,958

Proposal 2 — Ratification of BDO USA, LLP as the Independent Registered Public Accounting Firm:

11,679,805 shares voted for, 13,709 voted against, and 725,954 shares abstained from voting.

Proposal 3 — Approval of the 2011 Equity Incentive Plan:

8,179,573 shares voted for, 1,857,118 shares voted against, 1,106,819 shares abstained from voting, and there were 1,275,958 broker non-votes.

Proposal 4 — Advisory Vote on Executive Compensation:

9,788,387 shares voted for, 54,334 shares voted against, 1,300,789 shares abstained from voting, and there were 1,275,958 broker non-votes.

Proposal 5 — Advisory Vote on the Frequency of Advisory Votes on Executive Compensation:

9,964,519 shares voted for “every one year”, 422,704 shares voted for “every two years”, 102,702 shares for “every three years”, 653,585 shares abstained from voting, and there were 1,275,958 broker non-votes.

On May 19, 2011, following the Company’s Annual Meeting of Stockholders, in light of the outcome of the stockholder vote and other relevant factors, the Company’s Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be held annually until the next required vote on the frequency of such votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Global Power Equipment Group Inc. 2011 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2011

Global Power Equipment Group Inc.

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
General Counsel, Secretary and
Vice President of Business Development

EXHIBIT INDEX

Exhibit Number	Description

10.1	Global Power Equipment Group Inc. 2011 Equity Incentive Plan

4